DIREXION SHARES ETF TRUST
DIREXION DAILY TRANSPORTATION BULL 3X SHARES (TPOR)

Supplement dated June 2, 2022 to the
Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
dated February 28, 2022, as last supplemented

The Board of Trustees of the Direxion Shares ETF Trust (“Trust”) has approved changes to the investment objective, investment strategy and underlying index for the Direxion Daily Transportation Bull 3X Shares (the “Fund”).
On or about August 1, 2022, the Fund’s underlying index will change as shown in the table below and all references to the Fund’s current index in the Summary Prospectus, Prospectus, and SAI will be replaced with the new index noted below:
Fund Name	Current Index	New Index
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation AverageTM	S&P Transportation Select Industry FMC Capped Index
To the extent that the Fund does not implement the index changes at the same time as the index composition changes, the Fund may incur tracking error.
On or about August 1, 2022, the description of the Fund’s current index in the Summary Prospectus, Prospectus, and SAI will be replaced with the following description of the new index:
New Index Description
The Index is provided by S&P Dow Jones Indices (the “Index Provider”) and is designed to measure stocks in the S&P Total Market Index that are included in the GICS transportation sub-industry. The Index may include large-, mid- and small-capitalization companies. Securities in the Index are weighted based on the float-adjusted market value of their outstanding shares. The Index uses a capping methodology to constrain at quarterly rebalance: (i) the weight of any single issuer (as determined by the Index Provider) to a maximum of 22.5%, and (ii) the aggregate weight of all issuers that individually exceed 4.5% of the Index weight to a maximum of 45%. The weight of one or more securities in the Index may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the Index composition between quarterly rebalances.
As of April 29, 2022, the Index had 52 constituents which had a median market capitalization of $3.7 billion, total market capitalizations ranging from $230.3 million to $149.2 billion and were concentrated in the industrials sector, the GICS sector in which the transportation sub-industry is included.
In addition, on page 3 of the Fund’s Summary Prospectus and on page 289 of the statutory Prospectus, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:
The Index’s annualized historical volatility rate for the five year period ended December 31, 2021 was 23.81%. The Index’s highest volatility rate for any one calendar year during the five year period was 39.41% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2021 was 14.23%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Additionally, under the “Principal Investment Risks” section in the Fund’s Summary Prospectus and the summary section of the Prospectus, Mid-Capitalization Company Risk is removed in its entirety and the following risk disclosure is added for the Fund:
Small- and/or Mid-Capitalization Company Risk - Small-and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

In addition, the following disclosure replaces the disclosure under the heading “Index Information” at the end of the Fund’s Summary Prospectus and the summary section in the Prospectus:
Index Information
The “S&P Transportation Select Industry FMC Capped Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. Rafferty’s ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P Transportation Select Industry FMC Capped Index.
On page 342 of the statutory Prospectus, in the section titled “Additional Information Regarding Investment Techniques and Policies - Market Volatility,” the table titled “Table 2 – Historic Volatility of each Fund’s Benchmark Index” is revised to include the new index’s annualized volatility rate:
Index	Volatility Rate
S&P Transportation Select Industry FMC Capped Index	23.81%
Beginning on page 376 of the statutory Prospectus, in the section titled “Index Licensors,” the S&P Transportation Select Industry FMC Capped Index is added to the disclosure under the heading “S&P Dow Jones Indices.”
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.